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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     December 19, 1996
                                                 -------------------------------


                             NEW YORK BANCORP INC.
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            (Exact Name of Registrant as Specified in its Charter)



      Delaware                      1-11684                  11-2869250
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(State or Other Jurisdiction of     (Commission              (I.R.S. Employer
Incorporation of Organization)      File Number)             Identification No.)


241-02 Northern Boulevard, Douglaston, New York                           11362
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      (Address of Principal Executive Offices)                        (Zip Code)


Registrant's Telephone Number, including area code:     (718) 631-8100
                                                   -----------------------------

                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5:

      On December 19, 1996 the Board of Directors of New York Bancorp Inc. approved a 12.5% increase in its regular quarterly dividend and declared a 3 for 2 stock split, effected in the form of a stock dividend.

      The quarterly dividend was increased from $.20 per share, or $.80 per annum, to $.225 per share, or $.90 per annum, (i.e., $.15 per share, or $.60 per annum, on total shares after giving effect to the increase in the amount of shares from the stock split). The quarterly dividend is payable on January 23, 1997 to shareholders of record at the close of business on January 9, 1997. The stock split distribution will be made on January 23, 1997 to shareholders of record at the close of business on January 9, 1997. Fractional shares resulting from the stock split will be settled in cash based upon the average of the high and low stock prices on January 9, 1997. Prior to the stock split the Company had 11,044,794 shares of common stock outstanding, which as of the close of business January 23, 1997 will amount to no more than 16,567,191, after giving effect to the adjustments described above.

      Based upon the declaration and payment of the stock split, all outstanding options under the New York Bancorp Inc. 1988 Incentive Stock Option Plan, the New York Bancorp Inc. 1990 Incentive Stock Option Plan, the New York Bancorp Inc. 1990 Stock Option Plan for Outside Directors, the New York Bancorp Inc. 1993 Long-Term Incentive Plan, and the New York Bancorp Inc. 1993 Stock Option Plan for Outside Directors will be adjusted as of January 23, 1997 to reflect the stock split by increasing the number of shares which could be issued pursuant to the exercise of each outstanding option by 50% and adjusting the per share exercise price for each such share by dividing the respective per share exercise price prior to the distribution of the stock split by 150%. Assuming no option exercises from the date of this report, total options outstanding pursuant to all option plans as of the close of business January 23, 1997, after giving effect to the adjustments described above, will amount to 1,239, 074.

      All outstanding stock appreciation rights ("SARs") under the New York Bancorp Inc. 1993 Long-Term Incentive Plan will be adjusted as of January 23, 1997 to reflect the stock split by increasing by 50% the number of SARs that could be exercised, from 138,600 to 207,900, and by adjusting the exercise price for each SAR by dividing the respective exercise price prior to the distribution of the stock split by 150%.


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                                 SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              NEW YORK BANCORP INC.
                                    (Registrant)


                              By:    /s/ Michael A. McManus, Jr.
                                 ----------------------------------------
                                    Michael A. McManus, Jr.
                                    President and
                                    Chief Executive Officer


Date:   January 2, 1997